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                                                                     EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the Polaris II Variable Annuity) of Anchor National Life Insurance Company, of our report dated November 8, 1996 relating to the consolidated financial statements of Anchor National Life Insurance Company, which appears in such Prospectus. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in such Prospectus and Statement of Additional Information, respectively.



PRICE WATERHOUSE LLP
Los Angeles, California
April 18, 1997